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                                                                   EXHIBIT 10.26
                                                             From the Office of:
                          SINGLE FAMILY DWELLING LEASE
                          (with tax escalator clause)





                                                         Date:  November 1, 1992

In consideration of the mutual promises, obligations and agreements herein set forth, the parties hereto agree as follows:

1.  PARTIES

REEBOK INTERNATIONAL LTD.                                                                             617-341-5000
(Name)                                                      (Address)                                (Telephone No.)


100 Technology Center Drive, Stoughton, MA  02072
hereinafter called "Landlord", hereby leases to



ANGEL MARTINEZ                                            326 Mattison Avenue
                                                          Concord, Massachusetts  07162
(Name)                                                         (Address)                             (Telephone No.)

hereinafter called "Tenant", and Tenant hereby hires from Landlord, the Leased Premises described in Paragraph 2.

2.  LEASED PREMISES

The Leased Premises consist of the land and the buildings thereon now known as and numbered

326 Mattison Drive
(Street)

Concord, Massachusetts                           01762
(City or Town)                                  (Zip Code)

3.  TERM

This Lease shall be for a term of 3 years, beginning on November 1, 1992 and ending on October 31, 1995, subject to earlier termination as provided below.

4.  RENT

Not applicable.

5.  REAL ESTATE TAXES (Fill in Applicable fiscal tax periods)

Not applicable.





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6.  CLEANLINESS

Tenant shall keep the Leased Premises in a clean condition. Tenant shall be responsible for the proper storage and the final collection or ultimate disposal of all garbage and rubbish, all in accordance with the regular municipal collection system. Tenant shall not permit the Leased Premises to be overloaded, damaged, stripped or defaced, nor suffer any waste, and shall obtain the written consent of Landlord before erecting any sign on the Leased Premises. The toilets and pipes shall not be used for any purpose other than those for which they were constructed.

7.  PETS

No dogs, birds or other animals or pets shall be kept in or upon the Leased Premises without Landlord's prior written consent obtained in each instance.

8.  GROUNDS

Tenant shall be responsible for normal grounds maintenance during the Term of this lease. Without limiting the generality of the foregoing language, Tenant shall promptly remove snow and ice from the driveway, walks and steps of the Leased Premises, and shall keep the lawn and all shrubbery neatly trimmed, healthy and of good appearance.

9.  INSURANCE

Tenant understands and agrees that it shall be his own obligation to insure his personal property.

10.  COMPLIANCE WITH LAWS

Tenant shall not make or permit any use of the Leased Premises which will be unlawful, improper, or contrary to any applicable law or municipal ordinance (including without limitation all zoning, building or sanitary statues, codes, rules, regulations, or ordinances), or which will make voidable or increase the cost of any insurance maintained on the Leased Premises by Landlord.

11.  ADDITIONS OR ALTERATIONS

Tenant shall not make any additions or alterations to the Leased Premises without Landlord's prior written consent obtained in each instance. Any alterations or additions made by Tenant at his expense may be removed by Tenant at or prior to the termination of this Lease, provided that Tenant is not in default under this Lease, and provided further that Tenant repair any resulting injury to the Leased Premises and restore the Leased Premises to their former condition.





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12.  SUBLETTING, NUMBER OF OCCUPANTS

Tenant shall not assign or sublet any part or the whole of the Leased Premises, nor shall he permit the Leased Premises to be occupied for a period longer than a temporary visit by any one except the individuals specifically named in the first paragraph of this Lease, their spouses, and any children born to them during the Term of this Lease, or any extension or renewal thereof, without first obtaining on each occasion the consent in writing of Landlord. Notwithstanding any such consent, Tenant shall remain unconditionally and principally liable to Landlord for the payment of all rent and for the full performance of the covenants and conditions of this Lease.

13.  UTILITIES

Tenant shall promptly pay all bills for water, sewer, fuel, heat, electricity, gas, telephone and other utilities furnished to the Leased Premises during the Term of this Lease, and shall keep the Leased Premises adequately heated during the normal heating season. Upon request of Landlord, Tenant shall promptly deliver adequate proof of the payment of utility bills to Landlord.

14.  ENTRY

Tenant shall permit Landlord to enter the Leased Premises prior to the termination of this Lease to inspect the same, to make repairs thereto (although nothing contained in this Paragraph shall be construed to require Landlord to make any such repairs), or to show the same to prospective tenants, purchasers, or mortgagees. Landlord shall also be entitled to enter the Leased Premises if they appear to have been abandoned by Tenant or otherwise, as permitted by Law. Any person entitled to enter the Leased Premises in accordance with this Paragraph may do so through his duly-authorized representative. Wherever possible, Tenant shall be informed in advance of any proposed entry hereunder. At any time within three (3) months before the expiration of the Term of this Lease, Landlord may affix to any suitable part of the Leased Premises a notice for letting or selling the same and keep such notice so affixed without hindrance or molestation.

15.  KEYS AND LOCKS

Locks shall not be changed, altered, or replaced nor shall new locks be added by Tenant without the written permission of Landlord. Any locks so permitted to be installed shall become the property of Landlord and shall not be removed by Tenant. Tenant shall promptly give a duplicate key to any such changed, altered, replaced or new lock to Landlord, and upon termination of this Lease, Tenant shall deliver all keys to the Leased Premises to Landlord.





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16.  REPAIRS

Subject to applicable law, Tenant shall keep and maintain the Leased Premises and all equipment and fixtures thereon or used therewith repaired, whole and of the same kind, quality and description and in such good repair, order and condition as the same are at the beginning of the Term of this Lease or may be put in thereafter, reasonable and ordinary wear and tear and damage by fire and other unavoidable casualty only excepted. If Tenant fails within a reasonable time to make such repairs, or makes them improperly, then and in any such event or events, Landlord may (but shall not be obligated to) make such repairs and Tenant shall reimburse Landlord for the reasonable cost of such repairs in full, as additional rent, upon demand.

17.  LOSS OR DAMAGE

Tenant shall indemnify Landlord against all liabilities, damages and other expenses, including reasonable attorneys' fees, which may be imposed upon, incurred by, or asserted against Landlord by reason of (a) any failure on the part of Tenant to perform or comply with any covenant required to be performed or complied with by Tenant under this Lease, or (b) any injury to person or loss of or damage to property sustained or occurring on the Leased Premises on account of or based upon the act, omission, fault, negligence or misconduct of any person whomsoever other than Landlord.

18.  EMINENT DOMAIN

If the Leased Premises or any part thereof, shall be taken for any purpose by exercise of the power of eminent domain or condemnation or shall receive any direct or consequential damage for which Landlord or Tenant shall be entitled to compensation by reason of anything lawfully done in pursuance of any public authority, then this Lease shall terminate at the option of Landlord or Tenant; and such option may be exercised in case of any such taking, notwithstanding that the entire interest of Landlord may have been divested by such taking. If this Lease is not so terminated, then in case of any such taking of the Leased Premises rendering the same or any part thereof unfit for use and occupancy, a just and proportionate abatement of rent shall be made. Any termination of this Lease pursuant to this Paragraph shall be effective as of the date on which Tenant is required by the taking authority to vacate the Leased Premises or any part thereof, provided however that Landlord shall have the option to make such termination effective upon, or at any time following, the date on which said taking becomes legally effective.

19.  FIRE, OTHER CASUALTY

Should a substantial portion of the Lease Premises be substantially damaged by fire or other casualty, Landlord may elect to terminate this Lease. When such fire, casualty, or





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taking renders the Leased Premises or any part thereof unfit for use and occupancy, a just and proportionate abatement of rent shall be made, and Tenant may elect to terminate this Lease if Landlord fails to give written notice within thirty (30) days after said fire or other casualty of his intention to restore Leased Premises, or if Landlord fails to restore the Leased Premises to a condition substantially suitable for use and occupancy within ninety (90) days after said fire or other casualty, provided however that nothing contained in this Paragraph shall be construed to require Landlord to make such restoration.

20.  DEFAULT

If Tenant shall fail to comply with any lawful Term, condition, covenant, obligation, or agreement expressed herein or implied hereunder, or if a petition in bankruptcy has been filed by or against Tenant or if Tenant shall be adjudicated bankrupt or insolvent according to law or if any assignment of Tenant's property shall be made for the benefit of creditors, or if the Leased Premises appear to be abandoned, then, and in any of the said cases and notwithstanding any license or waiver of any prior breach of any of the said terms, conditions, covenants, obligations, or agreements, the Landlord without necessity or requirements of making any entry may (subject to the Tenant's rights under applicable law) terminate this Lease by:

   1. a seven (7) day written notice to Tenant to vacate the Leased Premises in case of any breach except only for non-payment of rent, or

   2. a fourteen (14) day written notice to Tenant to vacate the Leased Premises upon the neglect or refusal of Tenant to pay the rent as herein provided.

Any termination under this section shall be without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of any of the said terms, conditions, covenants, obligations or agreements.

21.  COVENANTS IN EVENT OF TERMINATION

Tenant covenants that in case of any termination of this Lease, by reason of the default of Tenant, then:

   A. Tenant will forthwith pay to Landlord as damages hereunder a sum equal to the amount by which the rent and other payments called for hereunder for the remainder of the Term or any extension or renewal thereof exceed the fair rental value of said Leased Premises for the remainder of the Term or any extension or renewal thereof; and

   B. Tenant covenants that he will furthermore indemnify Landlord from and against any loss and damage sustained by





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   reason of any termination caused by the default of, or the breach by,
   Tenant. Landlord's damages hereunder shall include, but shall not be limited to, any loss of rents, accrued but unpaid prior to termination; reasonable broker's commission for the re-letting of the Leased Premises; advertising costs; the reasonable cost incurred in cleaning and repainting the Leased Premises in order to re-let the same and moving and storage charges incurred by Landlord in moving Tenant's belongings pursuant to eviction proceedings.

   C. At the option of Landlord, however, Landlord's cause of action under this Section shall accrue when a new tenancy or lease Term first commences subsequent to a termination under this Lease, in which event Landlord's damages shall be limited to any and all damages sustained by him prior to said new tenancy or lease date.

Landlord shall also be entitled to any and all other remedies provided by law. All rights and remedies are to be cumulative and not exclusive.

22.  SURRENDER

Upon the termination of this Lease, Tenant shall deliver up the Leased Premises in as good order and condition as the same were in at the commencement of the Term, reasonable and ordinary wear and tear and damage by fire and other unavoidable casualty only excepted. Neither the vacating of the Leased Premises by Tenant, nor the delivery of keys to Landlord shall be deemed a surrender or an acceptance of surrender of the Leased Premises, unless so stipulated in writing by Landlord.

23.  ATTACHED FORMS

Not applicable.

24.  NOTICES

Notice from one party to the other shall be deemed to have been properly given if mailed by registered or certified mail, postage prepaid, return receipt requested, to the other party (a) in the case of Landlord, at the address set forth in the first paragraph in this agreement or any other address of which Tenant has been notified, and (b) in the case of Tenant, at the Leased Premises, or if said notice is delivered or left in or on any part thereof, provided that there is actual or presumptive evidence that the other party or someone on his behalf received said notice. Notwithstanding the foregoing, notice by either party to the other shall be deemed adequate if given in any other manner provided or recognized by law.

25.  LIABILITY

Not applicable.





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26.  DEFINITIONS

The words "Landlord" and "Tenant" as used herein shall include their respective heirs, legatees, devisees, executors, administrators, successors, personal representatives and assigns; and the words "he", "his", and "him", where applicable shall apply to Landlord or Tenant regardless of sex, number, corporate entity, trust or other body. If more than one party signs as Landlord or Tenant hereunder, the conditions and agreements herein of Landlord or Tenant shall be joint and several obligations of each such party.

27.  WAIVER

The waiver of one breach of any term, condition, covenant, obligation or agreement of this Lease shall not be considered to be a waiver of that or any other Term, condition, covenant, obligation or agreement or of any subsequent breach thereof.

28.  SEPARABILITY CLAUSE

If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is held invalid, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

29.  ADDITIONAL PROVISIONS

See Addendum attached hereto.

EXECUTED as an instrument under seal in duplicate on the date and date first written above, and Tenant as an individual states under penalty of perjury that he is at lease eighteen (18) years of age.

/S/ EVE SAGRIS                       /S/ JOHN B. DOUGLAS III VICE PRESIDENT
Witness                              Landlord

/S/ RANDI INGERMAN                   /S/ ANGEL MARTINEZ
Witness                              Tenant





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                               ADDENDUM TO LEASE
                             Dated November 1, 1992
                 between Reebok International Ltd. ("Landlord")
                         and Angel Martinez ("Tenant")


   29. Rent. Tenant shall have no obligation to pay any rent to Landlord during the lease term, except that if Tenant is no longer employed, for any reason, by Reebok International Ltd. or any of its subsidiaries or if Tenant sells his California residence located at 3325 Mountain Park Drive, Calabases, CA 91302, then Tenant shall pay rent to Landlord, effective as of his last day of employment or the closing of such residence sale, as the case may be, at the rate of Five Thousand Dollars ($5,000) per month, payable in advance on the first day of each month during the term of this Lease. All rent shall be paid to Landlord by check mailed to the address of Landlord set forth above, or as otherwise directed in writing by landlord.

   30. Renovation Allowance. Landlord agrees to pay up to $41,000 for renovations to the Leased Premises, provided the renovations have been approved in writing in advance by Landlord. Payment for such renovations shall be made to Tenant upon submission to Landlord of evidence of the cost of such renovations in a form satisfactory to Landlord. Any such renovations will be the property of the Landlord unless purchased by Tenant pursuant to Section 32.

   31. Furniture Allowance. Landlord agrees to pay to Tenant an allowance of up to $50,000 to be used by Tenant to furnish the Leased Premises. The allowance shall be paid to Tenant upon submission to Landlord of appropriate written receipts which shall describe the furniture purchased and the price paid therefor. Furnishings purchased with this allowance shall be the property of Landlord and shall remain in the Leased Premises upon the expiration of the Term of this Lease unless purchased by Tenant pursuant to Section 32.

   32. Option to Purchase. Landlord hereby grants to Tenant an option to purchase the Leased Premises exercisable at any time during the Term of this Lease by Tenant giving written notice to Landlord of his desire to exercise such option and stating a date for closing of the sale not more than thirty
(30) days after date of such notice. The purchase price to be paid by Tenant to Landlord for the Leased Premises shall be $980,000 plus (i) the total cost of the renovations paid for by Landlord pursuant to Section 30 above, (ii) the depreciated value, as determined by Landlord on the basis of a seven year depreciation schedule, of the furnishings purchased for the Leased Premises pursuant to Section 31 and (iii) the amount paid by Landlord as closing costs in connection with Landlord's purchase of the Leased Premises, and such purchase price shall be paid in immediately available funds on the closing date. All expenses in connection with the transfer of the Leased Premises to Tenant upon exercise of this





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option, including, but not limited to, title insurance, recording fees, documentary stamps, conveyance tax, and all other closing costs, shall be paid by the Tenant on the closing date.

   Notwithstanding the foregoing, if Tenant sells his California residence located at 3325 Mountain Park Drive, Calabases, CA 91302, this option and the Lease Term shall automatically expire 90 days after the closing date of the sale of such California residence. Tenant shall immediately give Landlord written notice upon entering into a purchase and sale agreement for such California residence. In addition, this option shall expire immediately upon the date Tenant is no longer employed, for any reason, by Reebok International Ltd. or any of its subsidiaries. In any event, this option shall expire at the end of the Term of the Lease.

   The right to exercise the option herein granted is conditioned upon the faithful performance by the Tenant of all covenants, conditions and agreements required to be performed by him as Tenant under this Lease, and the payment by the Tenant of all rent and other monetary obligations imposed upon the Tenant by this Lease to the date of the completion of the purchase of the Leased Premises by Tenant.